Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.9764%



        Excess Protection Level
          3 Month Average   5.28%
          August, 1998   6.21%
          July, 1998   5.03%
          June, 1998   4.58%


        Cash Yield                                  19.08%


        Investor Charge Offs                         5.09%


        Base Rate                                    7.78%


        Over 35 Day Delinquency                      5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $ 37,775,682,964.86


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,395,888,446.37